Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an officer of Variflex, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to the best of his knowledge,:

the Quarterly Report of the Company on Form 10-Q for the period ended April 30, 2004 fully complies with the requirements of

Section 13(a) of the Securities Exchange Act of 1934; and

the information contained in such report fairly presents, in all material respects, the financial condition and results of

operations of the Company.

Dated: June 8, 2004

By:	/s/ Raymond H. Losi II
Chief Executive Officer

Dated: June 8, 2004

By:	/s/ Petar Katurich
Chief Financial Officer